UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2024

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Main and Franklin Streets, Johnstown, PA	15901
(address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock	ASRV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Form 8-K

Item 2.02 Results of Operations and Financial Condition.

The information contained below in Item 7.01 regarding select preliminary financial results for the quarter ended December 31, 2023 is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

AmeriServ Financial Inc. Announces an Earnings Improvement Program, Investment Portfolio Repositioning and Allowance for Credit Losses Strengthening

AmeriServ Financial, Inc. (“AmeriServ” or the “Company”) (NASDAQ: ASRV) today announced several important strategic actions to better position the Company to achieve increased earnings performance in 2024. These strategic actions include:

1.	an Earnings Improvement Program;
2.	investment portfolio repositioning; and
3.	further strengthening of the Company’s allowance for credit losses.

Earnings Improvement Program

The Earnings Improvement Program includes actions taken by the Company to either reduce non-interest expenses or enhance non-interest revenue. The non-interest expense reduction actions include: the consolidation of certain executive level positions in the wealth management business, the closure and consolidation of one branch office within the Johnstown market, a meaningful reduction in health care premium costs resulting from an extensive exploration of self-funding opportunities, and several position eliminations in mortgage banking, facilities and information technology. The non-interest revenue enhancements resulted from successful negotiations related to the renewal of an expiring contract with VISA. The Company expects the Earnings Improvement Program to generate approximately $1.5 million of additional pre-tax earnings in 2024.

Investment Portfolio Repositioning

In late December 2023, the Company sold $18 million of available for sale (AFS) investment securities which included both government agency obligations and municipal bonds. The Company recognized a $922,000 loss on these securities, which had an average yield of 3.1% and an effective duration of 3.3 years. AmeriServ used the proceeds from this sale to purchase new government agency mortgage-backed securities that have a yield of 5.2% and effective duration of 3.6 years. The Company expects to recover this loss in 3.7 years and generate additional net interest income from these transactions of approximately $325,000 in 2024. The fourth quarter loss realized on these sale transactions will have no impact on tangible capital or tangible book value per share since these securities were classified as AFS with the loss already reflected in the Company’s capital position at September 30, 2023. The Company expects a limited negative impact of less than ten basis points on regulatory capital ratios.

Strengthening AmeriServ’s Allowance for Credit Losses

The Company also expects to recognize an increased provision for credit losses and higher net charge-offs in the fourth quarter of 2023. Rite Aid, a national tenant in several commercial real estate properties financed by the Bank, declared bankruptcy in the fourth quarter of 2023. As a result of this action, the Bank updated its comprehensive evaluation of its exposure to Rite Aid throughout its loan portfolio as it received information on leases that Rite Aid either rejected or modified. The Company expects to recognize net charge-offs of approximately $3.3 million and a total provision for credit losses of approximately $6 million in the fourth quarter of 2023 due primarily to the Rite Aid bankruptcy. As a result of this action, the Company will build its allowance for credit losses and maintain solid coverage of both total loans and non-performing assets at December 31, 2023.

As a result primarily of the increased provision for credit losses along with the investment security loss, the Company expects to report a net loss for the fourth quarter of 2023 of approximately $5.4 million. After giving effect to this net loss, the regulatory capital ratios for both the Company and Bank are projected to be comfortably above the well capitalized threshold at year-end 2023.  The unaudited results described in this Current Report on Form 8-K are estimates and are subject to revision.  The Company is scheduled to report its full financial results for the year-ended December 31, 2023 on January 23, 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as defined in the Exchange Act and is subject to the safe harbors created therein. These forward-looking statements involve risks and uncertainties that could cause AmeriServ's results to differ materially from management's current expectations. Such risks and uncertainties are detailed in AmeriServ's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022. In addition to such risks and uncertainties, the Company’s ability to successfully execute the Earnings Improvement Program will impact AmeriServ’s future results. Forward-looking statements are based on the beliefs and assumptions of AmeriServ's management and on currently available information. The statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, even if subsequently made available by AmeriServ on its website or otherwise. AmeriServ undertakes no responsibility to publicly update or revise any forward-looking statement.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

104Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

Date: January 12, 2024	By	/s/Michael D. Lynch
Michael D. Lynch
EVP & CFO